SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2002

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-3122                  13-5549268
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(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)             Identification No.)


   40 Lane Road, Fairfield, New Jersey                             07004
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 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events.

     On January 30, 2002, Covanta Energy Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

     Item 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits.

(a)  Financial Statements of business acquired: Not applicable.

(b)  Pro forma financial information: Not applicable.

(c)  Exhibit: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 31, 2002

                                       COVANTA ENERGY CORPORATION


                                       By: /s/ Jeffrey R. Horowitz
                                           ---------------------------
                                           Name:  Jeffrey R. Horowitz
                                           Title: Senior Vice President - Legal
                                                  Affairs and Secretary

                                                                       Exhibit A

                                                             COVANTA ENERGY Logo


FOR IMMEDIATE RELEASE
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             COVANTA ENERGY CORPORATION WORKING WITH CO-AGENT BANKS
                    FOR EXTENSION ON MASTER CREDIT FACILITY


FAIRFIELD, NJ, January 30, 2002 - Covanta Energy Corporation (NYSE: COV) announced today that it is working with its bank group co-agents for requisite bank group approval and satisfaction of conditions for an amendment to its Master Credit Facility (formally known as the Revolving Credit and Participation Agreement), which would grant Covanta, among other things, an extension of its covenant waivers. The proposed amendment extends the covenant waivers through March 31, 2002, conditioned on the Company achieving certain cash maintenance goals as of February 28, 2002. Absent this agreement, the waivers would expire on January 31, 2002.

The co-agents to the Agreement are circulating this amendment to the Facility's larger bank group and recommending approval of its terms. While the Company is reasonably confident that approval will be obtained and that all conditions will be met, no assurance can be given until a majority of the bank group approves the extension and the conditions are satisfied. Given the number of banks involved, Covanta does not expect a definitive response until some time next week.

"We are pleased that the co-agents have recommended additional time and flexibility to allow us to continue the strategic evaluation of our business," said Scott G. Mackin, Chief Executive Officer and President of Covanta Energy. "Our core energy and water operations continue to perform well, despite the difficult economic environment. The proposed terms require us to meet stringent cash maintenance goals, however, in order to enable us to extend through March."

As previously stated, Covanta has been holding discussions with its banks regarding the need for covenant waivers and access to short term liquidity. The Company believes that it has sufficient liquidity to continue immediate operations and is considering various options to supplement its operating cash. The Company will continue to discuss these issues with its banks in conjunction with its comprehensive review of strategic options.

Covanta has been downgraded by the debt rating agencies, triggering certain requirements to post in excess of $100 million in performance and other letters of credit. At this time, the Company does not have available commitments under its Master Credit Facility to post such letters of credit, and the Company is working with the counter-parties for whom such letters of credit would run to modify agreements requiring them to be posted. While no assurances can be given, the Company is reasonably confident that it will be able to manage this issue without material adverse impact to the Company overall.

                                 *     *     *

Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

    o Economic, capital market and other business conditions affecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;

    o Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;

    o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.

    o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

    o Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest;

    o The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

    Contacts:  Investor Relations
               Louis M. Walters, 973-882-7260

               Media Relations
               Eric Berman, David Lilly
               Kekst & Company, 212-521-4800